Exhibit 10.2

MASTER PROMISSORY NOTE

Effective Date: [________]	U.S. $48,000.00

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay to [________], a [________] corporation, or its successors or assigns (“Lender”), $48,000 and any interest, fees, charges and penalties in accordance with the terms herein. This Master Promissory Note (this “Master Note”) is issued and made effective as of [_______] (the “Effective Date”). For purposes hereof, the “Outstanding Balance” of each Note (as defined below) means the Purchase Price (as defined below) of such Note, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any original issue discount (“OID”), accrued but unpaid interest, collection and enforcements costs, and any other fees or charges (including without limitation late charges) incurred under each such Note.

The purchase price for this Master Note is $40,000.00 (the “Purchase Price”) payable by wire transfer. The original principal amount of this Master Note shall include the Purchase Price, a $4,000.00 OID, and $4,000.00 to cover Lender’s legal, due diligence and other transaction expenses.  Borrower agrees that the Master Promissory Note is fully paid for as of the Effective Date.

Lender shall have the right, but not the obligation, to lend additional funds to Borrower in up to eight (8) additional tranches, each in the amount of $20,000.00 (each a “Tranche”), at any time or from time to time beginning on the Effective Date and ending one year from the date that the entire Outstanding Balance of the most recently funded Note has been repaid (the “Option Expiration Date”).  On the Effective Date, Borrower will execute and issue each of the eight (8) Subsequent Promissory Notes attached hereto as Exhibit A (each, a “Subsequent Note,” and together with the Master Note, the “Notes,” and each of the Notes individually, a “Note”). Each Subsequent Note shall have an initial Outstanding Balance of $22,000.00, consisting of $20,000.00 payable by wire and a $2,000.00 OID.  Each of the Subsequent Notes shall be deemed issued by Lender on the Effective Date; provided, however, that no Subsequent Note shall be considered a valid, binding or enforceable obligation of Borrower until Lender delivers to Borrower: (i) the Purchase Price for the applicable Subsequent Note, and (ii) a copy of the applicable Subsequent Note (with applicable blanks filled in by Lender) (the “Effective Conditions”).  Borrower agrees in advance that upon Lender’s satisfaction of the Effective Conditions with respect to a Subsequent Note, that such Subsequent Note shall automatically become an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Each Subsequent Note shall be considered a separate instrument from this Master Note and each other Subsequent Note.

This Master Note and each Subsequent Note shall have its own separate maturity date, which shall be the date that is one year from the date the Purchase Price is paid (the “Purchase Price Date”) for such Note (the “Maturity Date”).  The Purchase Price Date for the Master Note shall be the Effective Date.  On each separate Maturity Date, the applicable Outstanding Balance shall be due and payable.  Borrower and Lender agree that for Rule 144 purposes each Subsequent Note shall be considered fully paid and the applicable holding period shall begin on the date Lender satisfies the Effective Conditions with respect to such Subsequent Note.  The terms of each Subsequent Note are incorporated by reference and made a part of this Agreement.  In the case of any conflict between this Master Note and any Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by such Subsequent Note.

Subject to the adjustments described in this paragraph, the conversion price for each Note shall be 60% (the “Conversion Factor”) of the lowest intra-day trade price in the twenty-five (25) trading days immediately preceding the Conversion (as defined below) (the “Conversion Price”). If at any time after the Effective Date the DWAC Eligible Conditions (defined below) are not satisfied, then the Conversion Factor will automatically be reduced by 5% for all future Conversions under all Notes. If at any time after the Effective Date, the Conversion Shares are chilled for deposit into the DTC system and thus are only eligible for Xclearing deposit, then the Conversion Factor will automatically be reduced by an additional 5% for all future Conversions under all Notes; provided that the maximum reduction of the Conversion Factor may not exceed 10%. For example, the first time one of the DWAC Eligible Conditions is not satisfied, the Conversion Factor for all future Conversions thereafter will be reduced from 60% to 55%. If following such event, the Conversion Shares are chilled for deposit in the DTC system and only eligible for Xclearing deposit, the Conversion Factor for all Conversions thereafter will be reduced from 55% to 50%. “DTC” means the Depository Trust Company. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program. “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC. “DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Borrower has been approved (without revocation) by the DTC’s underwriting department, and (iii) the Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) the Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

1. Interest.  Borrower may repay any Note at any time on or before 90 days from the Purchase Price Date (the “Prepayment Opportunity Date”). If Borrower repays a Note on or before the Prepayment Opportunity Date, the interest rate shall be ZERO PRECENT (0%).  If Borrower does not repay the entire Outstanding Balance of the applicable Note on or before the applicable Prepayment Opportunity Date, a one-time interest charge of 12% (the “Interest Charge”) shall be applied to the entire Outstanding Balance of such Note. Any interest payable is in addition to any applicable OID and the applicable OID, remains payable regardless of time and manner of payment by Borrower.  Following the Prepayment Opportunity Date of each Note, such Note may only be prepaid by the Borrower with the prior written consent of the Lender.

2. Conversion.  Lender has the right at any time after the date that is six (6) months from Purchase Price Date of each Note, at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Outstanding Balance of such Note into shares (“Conversion Shares”) of fully paid and non-assessable common stock of Borrower (“Common Stock”) as per the following conversion formula: the number of Conversion Shares equals the Conversion amount divided by the Conversion Price.  Conversion notices (each, a “Conversion Notice”) under any of the Notes may be delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender.  If no objection is delivered from Borrower to Lender regarding any variable or calculation of the Conversion Notice within 24 hours of delivery of the Conversion Notice, Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such Conversion Notice and waived any objection thereto.  Borrower shall deliver the Conversion Shares from any Conversion to Lender within three (3) business days of Conversion Notice delivery.

3. Conversion Delays.  If Borrower fails to deliver Conversion Shares in accordance with the timeframes stated in Section 2, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the applicable Outstanding Balance (any returned Conversion amount will tack back to the Purchase Price Date of the applicable Note).  In addition, for each Conversion, in the event that Conversion Shares are not delivered by the fourth business day (inclusive of the day of the Conversion), a penalty of $2,000 per day will be assessed for each day after the third business day (inclusive of the day of the Conversion) until Conversion Share delivery is made; and such penalty will be added to the Note being converted (under Lender’s and Borrower’s expectations that any penalty amounts will tack back to the applicable Purchase Price Date).

4. Default.  The following are events of default under the Notes: (i) Borrower shall fail to pay any principal under any Note when due and payable (or payable by Conversion) hereunder; or (ii) Borrower shall fail to pay any interest or any other amount under any Note when due and payable (or payable by Conversion) hereunder; or (iii) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (iv) Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (v) Borrower shall make a general assignment for the benefit of creditors; or (vi) Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (vii) an involuntary proceeding shall be commenced or filed against Borrower; or (viii) Borrower shall lose its status as “DTC Eligible” or Borrower’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (ix) Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (x) Borrower shall fail to deliver any Conversion Shares in accordance with the terms hereof; or (xi) Borrower shall fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein, including without limitation all covenants to timely file all required quarterly and annual reports and any other filings related to Rule 144; or (xii) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein or in connection with the issuance of the Notes shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

5. Remedies.  In the event of any default under any Note, Lender may at any time thereafter accelerate the Notes by written notice to the Borrower, with the Outstanding Balance of each such Note becoming immediately due and payable in cash at the Mandatory Default Amount (as defined hereafter). Notwithstanding the foregoing, upon the occurrence of any event of default described in clauses (iii), (iv), (v), (vi), or (vii) of Section 4, each Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. The “Mandatory Default Amount” means the greater of (i) the applicable Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is either demanded or paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either demanded or paid in full whichever has a higher VWAP, or (ii) 125% of the applicable Outstanding Balance.  Commencing five (5) days after the occurrence of any event of default that results in the eventual acceleration of the Notes, interest shall accrue on the Outstanding Balance of each Note at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law.  In connection with such acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 5.  No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon.  Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver certificates representing Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

6. No Offset.  Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or conversions called for herein in accordance with the terms of the Notes.

7. Ownership Limited to 9.99% of Common Stock Outstanding. Notwithstanding anything to the contrary contained in any of the Notes (except as set forth below in this subsection), the Notes shall not be convertible by Lender, and Borrower shall not effect any conversion of the Notes or otherwise issue any shares of Common Stock pursuant to Section 2 hereof, to the extent (but only to the extent) that Lender together with any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock outstanding. To the extent the foregoing limitation applies, the determination of whether a Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by Lender or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by Lender and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to Borrower for conversion, exercise or exchange (as the case may be). No prior inability to convert a Note, or to issue shares of Common Stock, pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined below) and the rules and regulations promulgated thereunder. The provisions of this Section shall be implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section shall apply to a successor holder of this Note and shall be unconditional, irrevocable and non-waivable.  For any reason at any time, upon the written or oral request of Lender, Borrower shall within one (1) business day confirm orally and in writing to Lender the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

8. Survival.  This Master Note shall survive until the later of (i) the Option Expiration Date, and (ii) the date the last funded Subsequent Note has been repaid or converted in full.

9. Opinion of Counsel.  In the event that an opinion of counsel is needed for any matter related to any Note, Lender has the right to have any such opinion provided by its counsel.  Lender also has the right to have any such opinion provided by Borrower’s counsel.

10. Consent Right.  From and after the date hereof and until all of the Borrower’s obligations hereunder and the Note are paid and performed in full, the Borrower shall not enter into any equity line of credit or financing arrangement or other transaction that involves issuing Borrower securities that are convertible into or exercisable for Common Stock (including without limitation selling convertible debt, warrants or convertible preferred stock) without Lender’s consent.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, Borrower has caused this Master Note to be duly executed as of the Effective Date set out above.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

[________]

By: _________________________
       [________]

EXHIBIT A

SUBSEQUENT PROMISSORY NOTES #1 – #8

(See Attached)

SUBSEQUENT PROMISSORY NOTE # 1

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 2

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 3

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 4

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.    Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 5

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 6

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 7

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.    Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]

SUBSEQUENT PROMISSORY NOTE # 8

FOR VALUE RECEIVED, Dethrone Royalty Holdings, Inc., a Nevada corporation (“Borrower”) promises to pay [______], a [____] corporation, or its successors or assigns (“Lender”), $22,000.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of _________ __, 201_ (the “Purchase Price Date”).  All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Promissory Note issued by Borrower in favor of Lender on [_________] (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $20,000.  The initial Outstanding Balance of this Subsequent Note includes the $20,000 Purchase Price and a $2,000.00 OID.  Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.  Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of the Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement.  All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note.  In the case of any conflict between the Master Note and this Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

Dethrone Royalty Holdings, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
[______]

By: _________________________
       [_________]